                                                                      Exhibit 99

                   $837,250,000 Auto Receivables Backed Notes

                    World Omni Auto Receivables Trust 2002-A

                         World Omni Auto Receivables LLC
                                     Seller

                           World Omni Financial Corp.
                                    Servicer

                               Subject To Revision

                         Term Sheet Dated June 24, 2002



                     Joint Bookrunners of the Class A Notes

Banc of America Securities LLC                               Merrill Lynch & Co.

                        Co-Managers of the Class A Notes

Credit Suisse First Boston                                   Wachovia Securities

                        Underwriters of the Class B Notes

Banc of America Securities LLC                               Merrill Lynch & Co.

THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE ASSETS OF THE TRUST. THE NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY WORLD OMNI AUTO RECEIVABLES LLC, WORLD OMNI FINANCIAL CORP. OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE WORLD OMNI AUTO RECEIVABLES TRUST 2002-A. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES ISSUED BY THE WORLD OMNI AUTO RECEIVABLES TRUST 2002-A AND THE RELATED PROSPECTUS. THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THEREFORE, THE INFORMATION CONTAINED HEREIN MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO AUTO RECEIVABLES BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE ACTUAL PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                   $837,250,000 Auto Receivables Backed Notes

                    World Omni Auto Receivables Trust 2002-A

                         World Omni Auto Receivables LLC
                                     Seller

                           World Omni Financial Corp.
                                    Servicer

                               Subject to Revision

                         Term Sheet Dated June 24, 2002


This term sheet will be superseded in its entirety by the information appearing in the prospectus supplement relating to the notes and the prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the form of prospectus supplement and the prospectus included in our registration statement. A prospectus and prospectus supplement, when available, may be obtained by contacting your sales representative.

Issuer .............................  World Omni Auto Receivables Trust 2002-A,
                                      a Delaware business trust formed by the
                                      seller and the owner trustee.

Seller .............................  World Omni Auto Receivables LLC.

Servicer ...........................  World Omni Financial Corp.

Indenture Trustee ..................  The Bank of New York, as indenture trustee under the Indenture.

Owner ..............................  Trustee Chase Manhattan Bank USA, National
                                      Association, as owner Trustee under the
                                      Trust Agreement.

Closing Date .......................  On or about July 10, 2002.

Cutoff Date ........................  June 30, 2002.

The Notes ..........................  World Omni Auto Receivables Trust
                                      2002-A will issue the following
                                      securities:

                                      Class A-1 _____% Auto Receivables
                                      Backed Notes in the aggregate principal
                                      amount of $198,000,000.

                                      Class A-2 _____% Auto Receivables Backed
                                      Notes in the aggregate principal
                                      amount of $197,500,000.

                                      Class A-3 ____% Auto Receivables Backed
                                      Notes in the aggregate principal
                                      amount of $232,000,000.

                                     Class A-4 _____% Auto Receivables Backed
                                     Notes in the aggregate principal amount of $163,000,000.

                                     Class B _____% Auto Receivables Backed
                                     Notes in the aggregate principal
                                     amount of $46,750,000.

                                     The notes are the obligations of the trust, and the sole source of payments on the notes will be the assets of the trust. The notes are not interests in, obligations of, or insured or guaranteed by the owner trustee, the seller, the servicer or any other person or entity.

                                     The trust will also issue certificates that represent the equity or residual interest in the trust and the right to receive amounts that remain after the trust makes required payments of interest on and principal of the notes and deposits to the reserve account on a given payment date. The certificates will initially be held by the seller.

The Assets of the Trust .........    The assets of the trust will include a pool
                                     of fixed rate retail installment sale
                                     contracts used to finance new and used
                                     automobiles and light-duty trucks,
                                     including the rights to all payments
                                     received with respect to the receivables after the cutoff date. We refer to these contracts as "receivables."

                                     The receivables in the trust will be sold by World Omni Financial Corp. to World Omni Auto Receivables LLC, and then by World Omni Auto Receivables LLC to the trust. The trust will grant a security interest in the receivables and any other trust property to the indenture trustee on behalf of the noteholders.

Statistical Information Date ....    May 31, 2002.  The  statistical information
                                     presented in this term sheet relates to the pool of receivables as of the statistical information date. We refer to that pool as the preliminary pool. The actual pool of receivables sold to the trust on the closing date will include receivables in addition to those included in the preliminary pool. In addition, some of the receivables included in the preliminary pool may not be included in the final pool as a result of prepayments or the failure of those receivables to meet the eligibility requirements established for the trust.

                                     The aggregate principal balance of the
                                     receivables included in the preliminary
                                     pool was $777,272,024.13 as of the
                                     statistical information date. The final
                                     pool of receivables is expected to have an aggregate principal balance, as of the cutoff date, of approximately $850,000,000.

Terms of the Notes.................  The principal terms of the notes will be as described below.

     A. Payment Dates..............  Payments on the notes will generally be made on the 15th day of each month or, if the 15th is not a business day, on the next business day. The first payment date will be August 15, 2002.

     B.  Interest..................  Class A-1 Notes: _____%
                                     Class A-2 Notes: _____%
                                     Class A-3 Notes: _____%
                                     Class A-4 Notes  _____%
                                     Class B Notes: _____%

                                     On each payment date, the indenture trustee will remit to the holders of record of each class of notes as of the related record date, interest at the interest rate specified on the cover page of the final prospectus supplement with respect to that class of notes on the outstanding principal amount of that class of notes as of the close of business on the preceding payment date. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related interest accrual period and a 360-day year. Interest on the other classes of notes will be calculated on the basis of a 360-day year of twelve 30-day months. On the initial payment date, the interest payable on each class of notes will be based on the aggregate original principal amount of each class of notes and the number of days from and including the closing date to but excluding August 15, 2002.

                                     Interest payments on the Class A Notes will have the same priority. Interest payments on the Class B Notes will be subordinated to the payment of interest on the Class A Notes. If on any payment date the aggregate outstanding principal balance of the Class A Notes as of the close of business on the preceding payment date exceeds the aggregate principal balance of the receivables as of the last day of the prior calendar month, the Class A Notes will be entitled to receive payments of principal before payments of interest are made on the Class B Notes. In addition, in the event that the notes are declared to be due and payable due to the occurrence of an event of default resulting from the failure to make a payment on the notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

     C. Principal................... On each payment date, from the amounts allocated to the holders of the notes to pay principal described in clauses (2) and
                                     (5) under the section entitled "Priority of Payments" below, the trust will pay principal of the notes in the following order of priority:

                                     (1) to the Class A-1 Notes until they are paid in full;


                                     (2) to the other Class A Notes,
                                     sequentially to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, until each class is paid in full, the amount required to reduce the aggregate principal balance of the Class A Notes to an amount equal to approximately 94.32% of the amount by which the principal balance of the receivables as of the last day of the prior calendar month exceeds the overcollateralization target amount for that payment date; and

                                     (3) to the Class B Notes, the amount
                                     required to reduce the principal balance of the Class B Notes to an amount equal to approximately 5.68% of the amount by which the principal balance of the receivables as of the last day of the prior calendar month exceeds the overcollateralization target amount for that payment date.

                                     The overcollateralization target amount for any payment date will be the greater of (1) 3.25% of the principal balance of the receivables as of the last day of the prior calendar month and (2) $8,500,000.

                                     If the notes are declared to be due and
                                     payable following the occurrence of an
                                     event of default, the trust will pay the funds allocated to the holders of the notes to pay principal of the notes in the following order of priority:

                                     (1) to the holders of the Class A-1 Notes until paid in full;

                                     (2) to the holders of the other Class A
                                     Notes pro rata based upon their respective unpaid principal balances until the other Class A Notes have been paid in full and;

                                     (3) to the holders of the Class B Notes
                                     until the Class B Notes are paid in full.

                                     All outstanding principal and interest with respect to a class of notes will be payable in full on the applicable payment date in the calendar month set forth below, the final scheduled payment date, however, the actual payment in full of any class of notes could occur sooner:

                                     Class A-1 Notes:        July 2003
                                     Class A-2 Notes:        January 2005
                                     Class A-3 Notes:        July 2006
                                     Class A-4 Notes:        July 2009
                                     Class B Notes:          July 2009

D. Priority of Payments............  On each payment date, funds available for distribution from the receivables and from amounts released from the reserve account, if any, (after the deduction of servicing fees, unpaid servicing fees and reimbursement of advances, in each case, paid to or retained by the servicer) will be distributed in the following amounts and order of priority:

                                     (1) interest on the Class A Notes;

                                     (2) principal of the notes in an amount
                                     equal to the amount by which the aggregate outstanding principal balance of the Class A Notes as of the close of business on the preceding payment date exceeds the aggregate principal balance of the receivables as of the last day of the prior calendar month;

                                     (3) interest on the Class B Notes;

                                     (4) to the reserve account, the amount, if any, necessary to fund the reserve account up to its required amount;

                                     (5) principal of the notes in an amount
                                     equal to the amount by which the sum of the aggregate outstanding principal balance of the notes as of the close of business on the preceding payment date and the overcollateralization target amount for that payment date exceeds the aggregate principal balance of the receivables as of the last day of the prior calendar month less any amounts allocated to pay principal of the notes under clause (2) above; and

                                     (6) distributions to the certificates.

     E. Controlling Securities.....  So long as the Class A Notes are outstanding, the Class A Notes will be the controlling securities. As a result, holders of these securities generally vote together as a single class under the indenture. Upon payment in full of the Class A Notes, the Class B Notes will be the controlling securities.

Optional Redemption................  The servicer may, at its option, cause a redemption of the outstanding notes by
                                     purchasing all the receivables. The
                                     servicer may only do this when the
                                     aggregate  principal balance of the
                                     receivables is equal to 10.00% or less of the aggregate principal balance of the receivables as of the cutoff date.
                                     The purchase price for the receivables will not be less than, and the redemption price of the notes shall equal, the unpaid principal amount of the notes plus accrued and unpaid interest to but excluding the date of redemption.

Credit Enhancement.................  Credit enhancement for the notes will consist of a reserve account, subordination of the Class B Notes and overcollateralization.

     A. Reserve Account............  On the closing date, an amount will be deposited into the reserve account equal to the sum of (1) 0.75% of the aggregate principal balance of the receivables as of the cutoff date and (2) the Yield Supplement Amount as of the closing date.

                                     The indenture trustee will apply funds in the reserve account in excess of the Yield Supplement Amount to make the payments in clauses (1) through (3) under the section entitled "Priority of Payments" above that are not covered by collections on the receivables. In addition, on the final scheduled payment date for any class of notes, if any principal amount remains outstanding, the indenture trustee will apply funds from the reserve account to repay such class of notes in full.

                                     The amount required to be on deposit in the reserve account on any payment date is equal to the lesser of

                                     (a) the sum of (1) 0.75% of the aggregate principal balance of the receivables as of the cutoff date and (2) the Yield Supplement Amount for that payment date and
                                     (b) the outstanding principal amount of the notes.

                                     The "Yield Supplement Amount" means the
                                     aggregate for each receivable with an
                                     interest rate below the Required Rate of the present value, discounted at a rate of 1.25% per annum, of the product of (a) the scheduled balance of that receivable as of the open of business on the first day of such month and (b) the result of (1) the Required Rate minus the interest rate of that receivable divided by (2) twelve for each monthly period after the determination date including the month in which such date occurs.

                                     The "Required Rate" will be approximately equal to the sum of the interest rate of the Class A-4 Notes and 1.00%.

                                     The reserve account will be replenished, if necessary, to its required amount with collections on the receivables remaining after making required allocations of interest and principal payments on the notes.

     B. Subordination of the
          Class B Notes............  The  subordination of the Class B Notes to the Class A Notes as described in the
                                     prospectus supplement will provide
                                     additional credit enhancement to the
                                     Class A Notes.


     C. Overcollateralization......  Overcollateralization represents the amount by which the aggregate principal balance of the receivables exceeds the principal balance of the notes. The aggregate principal balance of the receivables as of the cutoff date is expected to exceed the initial balance of the notes by approximately $12,750,000 or 1.50% of the expected aggregate principal balance of the receivables as of the cutoff date. In general, the dollar amount of overcollateralization will decrease as the aggregate principal balance of the receivables decreases. The application of funds according to clause (5) under the section entitled "Priority of Payments" above is designed to increase the level of overcollateralization to a target amount of 3.25% of the aggregate principal balance of the receivables, but not less than $8,500,000, as a result of the payment of a greater amount of principal on the notes in the first several months than is paid on the principal of the receivables during the related period. The overcollateralization will be available to absorb losses on the receivables that are not otherwise covered by excess collections for the receivables, if any.

Tax Status........................   In the opinion of Kirkland & Ellis,
                                     special tax counsel, for federal income tax purposes, the notes will be characterized as indebtedness and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.
                                     Each  noteholder by the acceptance of a
                                     note will be deemed to agree to treat the notes as indebtedness.

ERISA Considerations...............  Subject to the considerations discussed in the prospectus supplement, the notes are eligible for purchase by pension, profit-sharing or other employee benefit plans, as well as individual retirement accounts and some types of Keogh Plans.

                                     By its acquisition of a note, each of these entities is deemed to represent that its purchase and holding of a note will not give rise to a non-exempt prohibited transaction.

Legal Investment.................... The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.


Ratings of the Notes................ It is a condition  to the issuance of all of the notes that the Class A-1 Notes be rated in the highest rating category for short-term debt obligations by at least three nationally recognized rating agencies, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes be rated "AAA" (or its equivalent) by at least three nationally recognized rating agencies, and the Class B Notes be rated at least "A" (or its equivalent) by at least three nationally recognized rating agencies.

                              The Receivables Pool

     The characteristics set forth in this section are based on the preliminary pool of receivables as of the statistical information date. The final pool of receivables will contain receivables in addition to those included in the preliminary pool and some of the receivables in the preliminary pool may not be included in the final pool. The general characteristics of the receivables in the final pool as of the cutoff date may differ from those of the preliminary pool as of the statistical information date. However, the seller does not expect the variance to be material. All receivables in the final pool must satisfy the eligibility criteria specified in the prospectus and the prospectus supplement. Following the cutoff date, we will file a report on Form 8-K containing information comparable to that contained in the tables set forth below regarding the aggregate characteristics as of the cutoff date of all of the receivables included in the final pool. As of the statistical information date, the preliminary pool of receivables had an aggregate principal balance of $777,272,024.13. Each receivable is and will be a simple interest receivable. World Omni Financial Corp. originated or acquired the receivables from dealers in the ordinary course of business. As of the statistical information date, no more than 22.00% of the aggregate principal balance of the receivables in the preliminary pool were originated by World Omni Financial Corp. under a program in which it finances the purchase of a vehicle that was previously leased by World Omni Financial Corp. or its affiliates. As of the statistical information date, each receivable in the preliminary pool met, and each receivable in the final pool as of the cutoff date will meet, the following criteria:

     .    was secured by a new or used automobile or light-duty truck;

     .    was originated in the United States;

     . provided for level monthly payments that fully amortize the amount financed over its original term, except for minimal differences in the first or last months;

     .    was originated on or prior to June 30, 2002;

     . had an original term to maturity of 24 to 72 months and had a remaining term to maturity of not less than 19 months nor more than 72 months;

     . provided for the payment of a finance charge at a stated annual percentage rate ranging from 0.00% to 20.00%;

     . did not have a scheduled payment for which $40.00 or more was more than 30 days past due;

     . was not due, to the best knowledge of World Omni Financial Corp., from any obligor who was the subject of a bankruptcy proceeding or was bankrupt or insolvent;

     . was not secured by a financed vehicle that had been repossessed without reinstatement of the related contract; and

     .    had a schedule maturity date not later than August 15, 2008.

     The following table sets forth information regarding the composition of the receivables in the preliminary pool as of the statistical information date. The "Weighted Average Annual Percentage Rate," the "Weighted Average Original Term to Maturity" and "Weighted Average Remaining Term to Maturity" in the table are weighted based on the principal balance of the receivables.

             Composition of the Receivables in the Preliminary Pool
                     as of the Statistical Information Date


Aggregate Principal Balance .......................   $  777,272,024.13
Number of Receivables .............................      46,564
Average Principal Balance .........................      $16,692.55
Average Original Amount Financed ..................      $18,224.55
Range of Original Amount Financed .................      $7,500.00 to $50,000.00
Weighted Average Annual Percentage Rate ...........      7.43%
Range of Annual Percentage Rates ..................      0.00% to 20.00%
Weighted Average Original Term to Maturity ........      57.83 months
Range of Original Terms to Maturity ...............      24 months to 72 months
Weighted Average Remaining Term to Maturity .......      53.21 months
Range of Remaining Terms to Maturity ..............      19 months to 72 months

     As of the statistical information date, approximately 61.32% of the aggregate principal balance of the receivables in the preliminary pool, constituting approximately 55.07% of the total number of receivables in the preliminary pool, represented financings of new vehicles, and approximately 38.68% of the aggregate principal balance of the receivables in the preliminary pool, constituting approximately 44.93% of the total number of receivables in the preliminary pool, represented financings of used vehicles.

     The following table sets forth information regarding the geographic distribution of the receivables in the preliminary pool as of the statistical information date for the states with the largest concentrations of receivables. No other state accounts for more than 1.81% of the aggregate principal balance of the receivables in the preliminary pool. The breakdown by state is based on the billing address of the obligor on the receivables. The percentages in the table may not add up to 100% because of rounding.

       Geographic Distribution of the Receivables in the Preliminary Pool
                     as of the Statistical Information Date


                                          Percentage of                              Percentage of
                        Number of         Number of            Aggregate              Aggregate
     State              Receivables       Receivables        Principal Balance      Principal Balance
-----------------------------------------------------------------------------------------------------
Florida                 16,251               34.90%           $275,698,271.06            35.47%
Georgia                  8,599               18.47             154,357,806.50            19.86
Alabama                  9,485               20.37             141,725,561.67            18.23
North Carolina           5,392               11.58              93,651,183.09            12.05
South Carolina           2,381                5.11              41,058,802.61             5.28
All Others               4,456                9.57              70,780,399.20             9.11
                        ------              ------             ---------------           ------
         Total          46,564              100.00%            $777,272,024.13           100.00%
                        ======              ======             ===============           ======


     The following table sets forth information regarding the distribution of the receivables in the preliminary pool by annual percentage rate as of the statistical information date. Percentages in the table may not add up to 100% because of rounding.

  Distribution of the Receivables in the Preliminary Pool by Annual Percentage
                  Rate as of the Statistical Information Date

                                                                                              Percentage of
                                                    Percentage of                               Aggregate
                                     Number of        Number of       Aggregate Principal       Principal
Annual Percentage Rate Range        Receivables      Receivables            Balance              Balance
-----------------------------------------------------------------------------------------------------------
0.000 - 1.000%....................      5,536               11.89%      $ 94,715,393.38            12.19%
1.001 - 2.000%....................        558                1.20          8,739,116.49             1.12
2.001 - 3.000%....................        878                1.89         12,675,899.78             1.63
3.001 - 4.000%....................        888                1.91         16,567,796.16             2.13
4.001 - 5.000%....................      1,706                3.66         33,920,676.09             4.36
5.001 - 6.000%....................      4,538                9.75         79,890,624.42            10.28
6.001 - 7.000%....................      5,226               11.22         92,133,872.62            11.85
7.001 - 8.000%....................      7,769               16.68        127,833,930.69            16.45
8.001 - 9.000%....................      6,904               14.83        112,066,310.04            14.42
9.001 - 10.000%...................      3,858                8.29         62,746,500.59             8.07
10.001 - 11.000%..................      1,905                4.09         32,135,317.65             4.13
11.001 - 12.000%..................      1,861                4.00         30,411,889.80             3.91
12.001 - 13.000%..................      1,101                2.36         17,978,720.27             2.31
13.001 - 14.000%..................        783                1.68         12,276,252.18             1.58
14.001 - 15.000%..................        561                1.20          8,878,923.38             1.14
15.001 - 16.000%..................        440                0.94          6,659,428.70             0.86
16.001 - 17.000%..................        512                1.10          8,555,669.88             1.10
17.001 - 18.000%..................        303                0.65          4,379,320.33             0.56
18.001 - 19.000%..................        854                1.83         10,140,782.76             1.30
19.001 - 20.000%..................        383                0.82          4,565,598.92             0.59
                                       ------              ------       ---------------           ------
         Total                         46,564              100.00%      $777,272,024.13           100.00%
                                       ======              ======       ===============           ======


                   Delinquencies, Repossessions and Net Losses

     The following tables set forth information concerning World Omni Financial Corp.'s experience with respect to its portfolio of fixed rate retail installment sale contracts similar to the receivables.

     The delinquency figures reported in the tables are calculated as a percentage of the total number of contracts at period end, but exclude delinquent bankrupt contracts. As of March 31, 2002, the number of bankrupt contracts greater than 60 days past due was 1,339. The period of delinquency used in calculating the tables is based on the number of days payments are contractually past due. "Repossessions as a Percentage of Average Number of Contracts Outstanding" and "Net Repossession Losses as a Percentage of Average Portfolio Outstanding" have been annualized. "Net Repossession Losses," which include charged off amounts, equal the aggregate principal balances of all contracts determined to be uncollectable in the period plus accrued but unpaid interest earned through the point of charge-off, less any recoveries, but does not include expenses incurred to dispose of vehicles.

     The data presented in the following tables are for illustrative purposes only. There is no assurance that World Omni Financial Corp.'s delinquency, net loss and repossession experience with respect to fixed rate retail installment sale contracts in the future, or the experience of the trust with respect to the receivables, will be similar to that described below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles and light-duty trucks. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of World Omni Financial Corp.'s portfolio. Accordingly, the repossession and net loss percentages would be expected to be higher than those shown if a group of contracts were isolated for a period of time and the repossession and net loss data showed the activity only for that isolated group over the periods indicated.

                             Delinquency Experience



                                           As of                     As of December 31,
                                         March 31, --------------------------------------------------
                                            2002      2001       2000      1999       1998      1997
                                         ---------    ----       ----      ----       ----      ----
Ending Number of Contracts ............. 177,816   172,477     142,821    106,337    76,883    56,442
Percentage of Delinquent Contracts
31-60 Days .............................    0.84%     1.30%       1.54%      1.39%     1.82%     1.99%
61-90 Days .............................    0.09%     0.16%       0.17%      0.13%     0.16%     0.25%
91 Days and Over .......................    0.02%     0.05%       0.03%      0.02%     0.02%     0.06%
                                            ----      ----        ----       ----      ----      ----

         Total .........................    0.95%     1.51%       1.74%      1.54%     2.00%     2.30%
                                            ====      ====        ====       ====      ====      ====

                      Net Loss and Repossession Experience
                             (Dollars in Thousands)


                                    For the
                                     three             For the Twelve Months Ended December 31,
                                     Months    --------------------------------------------------------
                                     Ended
                                    March 31,
                                      2002         2001        2000       1999        1998      1997
                                    ---------      ----        ----       ----        ----      ----
Ending Net Receivables .......... $2,188,958   $2,125,403  $1,712,983  $1,235,065   $818,488   $607,890
Ending Number of Contracts ......    177,816      172,477     142,821     106,337     76,883     56,442
Average Portfolio Outstanding
   During the Period ............ $2,161,061   $1,899,790  $1,477,118    $985,303   $758,566   $495,091
Average Number of Contracts
   Outstanding During the Period.    175,242      157,390     124,669      88,807     72,772     50,210
Number of Repossessions .........        769        2,695       1,916       1,335      1,300      1,178
Repossessions as a Percentage
   of Average Number of
   Contracts Outstanding ........       1.76%        1.71%       1.54%       1.50%      1.79%      2.35%
Net Repossession Losses .........     $4,836      $18,366     $10,855      $5,223     $6,248     $6,293
Net Repossession Losses as a
   Percentage of Average
   Portfolio Outstanding ........       0.90%        0.97%       0.73%       0.53%      0.82%      1.27%

                       Prepayment and Yield Considerations

     All of the receivables can be prepaid at any time without charge. For this purpose, "prepayments" include prepayments in full, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and receivables repurchased for administrative reasons. A variety of economic, social, and other factors may influence the rate of prepayments on the receivables. In addition, the receivables may include contracts originated in conjunction with financing programs in which the obligor is given a cash rebate if the obligor enters into the contract. No assurance can be given as to the prepayment rates on contracts originated under those programs. Noteholders will bear all reinvestment risk resulting from a faster or slower incidence of prepayment of receivables. The exercise by the servicer of its option to purchase the receivables and cause a redemption of the notes under specific conditions described in the prospectus supplement will also accelerate the payment of the notes.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the absolute prepayment model, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. The absolute prepayment model further assumes that all the contracts are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% absolute prepayment model rate means that 100 contracts prepay each month. The absolute prepayment model does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the receivables.

     The tables beginning on page 17 have been prepared on the basis of the characteristics of the receivables in the preliminary pool. Each absolute prepayment model table assumes that (a) the receivables prepay in full at the specified constant percentage of the absolute prepayment model monthly, with no defaults, losses or repurchases on any of the receivables, (b) each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days, (c) payments on the notes are made on each payment date (and each payment date is assumed to be the 15th day of each applicable month commencing August 15, 2002), (d) an assumed closing date of July 10, 2002, (e) the servicer exercises its option to purchase all of the receivables and cause a redemption of the notes when the aggregate principal balance of the receivables is equal to 10.00% or less of the aggregate principal balance of the receivables as of the cutoff date, (f) the Yield Supplement Amount for each payment date is calculated as described on page 9, based on a Required Rate of 5.05% and (g) the servicing fee for each month is equal to a rate of 1.00% per annum. For purposes of this table, the receivables have an assumed cutoff date of June 30, 2002 and an aggregate receivables balance as of the cutoff date of $850,000,000. Each absolute prepayment model table indicates the projected weighted average life of each class of notes and sets forth the percent of the original principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant absolute prepayment model percentages.

     The absolute prepayment model tables also assume that (a) the receivables have been aggregated into nine hypothetical pools with the receivables in those pools having the characteristics set forth below and (b) the level scheduled monthly payment (which is based on each pool's principal balance, weighted average annual percentage rate, weighted average remaining term to maturity and weighted average seasoning as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                       Assumed Receivables Characteristics

                               Weighted Average   Weighted Average    Weighted
                                    Annual       Remaining Term to    Average
           Aggregate Principal  Percentage Rate       Maturity       Seasoning
Pool             Balance              (%)           (In Months)     (In Months)
--------  --------------------  ---------------  -----------------  -----------
1.......    $  5,767,369.01          6.234%              22             14
2.......     146,137,404.78          2.354               31              8
3.......     101,016,019.16          8.496               44              9
4.......     331,304,778.24          7.825               56              4
5.......     174,748,712.79          9.876               68              3
6.......       5,884,622.45          4.071               32              0
7.......       6,812,577.38          7.309               48              0
8.......      43,648,552.44          7.616               60              0
9.......      34,679,963.75         10.208               71              0

     The information included in the following tables represents forward-looking statements and involves risks and uncertainties that could cause actual results to differ materially from the results hypothesized in the forward-looking statements. The actual characteristics and performance of the receivables will differ from the assumptions used in constructing each absolute prepayment model table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level until maturity or that all of the receivables will prepay at the same level. Moreover, the diverse terms of the receivables could produce slower or faster principal distributions than indicated in each absolute prepayment model table at the various constant absolute prepayment model percentages specified, even if the weighted average remaining term to maturity and the weighted average seasoning of the receivables are as assumed. Any difference between these assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average life of each class of notes.


                                           Percentage of Original Class A-1 Principal Amount
                                           at Various Absolute Prepayment Model Percentages:

     Payment Date                           0.50%        1.00%     1.50%     2.00%
--------------------                       ------      --------  --------  --------

Closing Date ...........................      100.00%   100.00%   100.00%   100.00%
August 2002 ............................       88.99     86.72     84.33     81.81
September 2002 .........................       77.89     73.44     68.76     63.81
October 2002 ...........................       66.85     60.31     53.43     46.16
November 2002 ..........................       55.89     47.36     38.37     28.96
December 2002 ..........................       46.02     35.84     25.13     13.83
January 2003 ...........................       36.83     24.87     12.28      0.00
February 2003 ..........................       27.69     14.02      0.00      0.00
March 2003 .............................       18.58      3.29      0.00      0.00
April 2003 .............................        9.51      0.00      0.00      0.00
May 2003 ...............................        0.48      0.00      0.00      0.00
June 2003 ..............................        0.00      0.00      0.00      0.00
July 2003 ..............................        0.00      0.00      0.00      0.00
August 2003 ............................        0.00      0.00      0.00      0.00
September 2003 .........................        0.00      0.00      0.00      0.00
October 2003 ...........................        0.00      0.00      0.00      0.00
November 2003 ..........................        0.00      0.00      0.00      0.00
December 2003 ..........................        0.00      0.00      0.00      0.00
January 2004 ...........................        0.00      0.00      0.00      0.00
February 2004 ..........................        0.00      0.00      0.00      0.00
March 2004 .............................        0.00      0.00      0.00      0.00
April 2004 .............................        0.00      0.00      0.00      0.00
May 2004 ...............................        0.00      0.00      0.00      0.00
June 2004 ..............................        0.00      0.00      0.00      0.00
July 2004 ..............................        0.00      0.00      0.00      0.00
August 2004 ............................        0.00      0.00      0.00      0.00
September 2004 .........................        0.00      0.00      0.00      0.00
October 2004 ...........................        0.00      0.00      0.00      0.00
November 2004 ..........................        0.00      0.00      0.00      0.00
December 2004 ..........................        0.00      0.00      0.00      0.00
January 2005 ...........................        0.00      0.00      0.00      0.00
February 2005 ..........................        0.00      0.00      0.00      0.00
March 2005 .............................        0.00      0.00      0.00      0.00
April 2005 .............................        0.00      0.00      0.00      0.00
May 2005 ...............................        0.00      0.00      0.00      0.00
June 2005 ..............................        0.00      0.00      0.00      0.00
July 2005 ..............................        0.00      0.00      0.00      0.00
August 2005 ............................        0.00      0.00      0.00      0.00
September 2005 .........................        0.00      0.00      0.00      0.00
October 2005 ...........................        0.00      0.00      0.00      0.00
November 2005 ..........................        0.00      0.00      0.00      0.00
December 2005 ..........................        0.00      0.00      0.00      0.00
January 2006 ...........................        0.00      0.00      0.00      0.00
February 2006 ..........................        0.00      0.00      0.00      0.00
March 2006 .............................        0.00      0.00      0.00      0.00
April 2006 .............................        0.00      0.00      0.00      0.00
May 2006 ...............................        0.00      0.00      0.00      0.00
June 2006 ..............................        0.00      0.00      0.00      0.00
July 2006 ..............................        0.00      0.00      0.00      0.00
August 2006 ............................        0.00      0.00      0.00      0.00
September 2006 .........................        0.00      0.00      0.00      0.00
October 2006 ...........................        0.00      0.00      0.00      0.00
November 2006 ..........................        0.00      0.00      0.00      0.00
December 2006 ..........................        0.00      0.00      0.00      0.00
January 2007 ...........................        0.00      0.00      0.00      0.00
February 2007 ..........................        0.00      0.00      0.00      0.00
March 2007 .............................        0.00      0.00      0.00      0.00
April 2007 .............................        0.00      0.00      0.00      0.00
May 2007 ...............................        0.00      0.00      0.00      0.00
June 2007 ..............................        0.00      0.00      0.00      0.00

Weighted Average Life (years)(1) .......        0.45      0.39      0.33      0.29

--------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

                Percentage of Original Class A-2 Principal Amount at Various Absolute Prepayment Model Percentages:

Payment Date                          0.50%     1.00%     1.50%     2.00%
------------                         ------    ------    ------    ------
Closing Date.......................  100.00%   100.00%   100.00%   100.00%
August 2002........................  100.00    100.00    100.00    100.00
September 2002.....................  100.00    100.00    100.00    100.00
October 2002.......................  100.00    100.00    100.00    100.00
November 2002......................  100.00    100.00    100.00    100.00
December 2002......................  100.00    100.00    100.00    100.00
January 2003.......................  100.00    100.00    100.00    100.00
February 2003......................  100.00    100.00    100.00     90.57
March 2003.........................  100.00    100.00     93.17     77.12
April 2003.........................  100.00     98.35     81.61     63.96
May 2003...........................  100.00     88.44     70.26     51.09
June 2003..........................   97.23     78.64     59.11     38.52
July 2003..........................   88.76     68.97     48.17     26.25
August 2003........................   80.34     59.41     37.43     14.28
September 2003.....................   71.95     49.98     26.91      2.62
October 2003.......................   63.60     40.67     16.60      0.00
November 2003......................   55.29     31.48      6.50      0.00
December 2003......................   47.02     22.42      0.00      0.00
January 2004.......................   38.79     13.48      0.00      0.00
February 2004......................   30.60      4.67      0.00      0.00
March 2004.........................   22.45      0.00      0.00      0.00
April 2004.........................   14.35      0.00      0.00      0.00
May 2004...........................    6.28      0.00      0.00      0.00
June 2004..........................    0.00      0.00      0.00      0.00
July 2004..........................    0.00      0.00      0.00      0.00
August 2004........................    0.00      0.00      0.00      0.00
September 2004.....................    0.00      0.00      0.00      0.00
October 2004.......................    0.00      0.00      0.00      0.00
November 2004......................    0.00      0.00      0.00      0.00
December 2004......................    0.00      0.00      0.00      0.00
January 2005.......................    0.00      0.00      0.00      0.00
February 2005......................    0.00      0.00      0.00      0.00
March 2005.........................    0.00      0.00      0.00      0.00
April 2005.........................    0.00      0.00      0.00      0.00
May 2005...........................    0.00      0.00      0.00      0.00
June 2005..........................    0.00      0.00      0.00      0.00
July 2005..........................    0.00      0.00      0.00      0.00
August 2005........................    0.00      0.00      0.00      0.00
September 2005.....................    0.00      0.00      0.00      0.00
October 2005.......................    0.00      0.00      0.00      0.00
November 2005......................    0.00      0.00      0.00      0.00
December 2005......................    0.00      0.00      0.00      0.00
January 2006.......................    0.00      0.00      0.00      0.00
February 2006......................    0.00      0.00      0.00      0.00
March 2006.........................    0.00      0.00      0.00      0.00
April 2006.........................    0.00      0.00      0.00      0.00
May 2006...........................    0.00      0.00      0.00      0.00
June 2006..........................    0.00      0.00      0.00      0.00
July 2006..........................    0.00      0.00      0.00      0.00
August 2006........................    0.00      0.00      0.00      0.00
September 2006.....................    0.00      0.00      0.00      0.00
October 2006.......................    0.00      0.00      0.00      0.00
November 2006......................    0.00      0.00      0.00      0.00
December 2006......................    0.00      0.00      0.00      0.00
January 2007.......................    0.00      0.00      0.00      0.00
February 2007......................    0.00      0.00      0.00      0.00
March 2007.........................    0.00      0.00      0.00      0.00
April 2007.........................    0.00      0.00      0.00      0.00
May 2007...........................    0.00      0.00      0.00      0.00
June 2007..........................    0.00      0.00      0.00      0.00

Weighted Average Life (years)(1)       1.44      1.23      1.05      0.90

----------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

                Percentage of Original Class A-3 Principal Amount at Various Absolute Prepayment Model Percentages:


      Payment Date                          0.50%       1.00%       1.50%       2.00%
-----------------------------             -------     -------     -------     -------

Closing Date ...........................  100.00%     100.00%     100.00%     100.00%
August 2002 ............................  100.00      100.00      100.00      100.00
September 2002 .........................  100.00      100.00      100.00      100.00
October 2002 ...........................  100.00      100.00      100.00      100.00
November 2002 ..........................  100.00      100.00      100.00      100.00
December 2002 ..........................  100.00      100.00      100.00      100.00
January 2003 ...........................  100.00      100.00      100.00      100.00
February 2003 ..........................  100.00      100.00      100.00      100.00
March 2003 .............................  100.00      100.00      100.00      100.00
April 2003 .............................  100.00      100.00      100.00      100.00
May 2003 ...............................  100.00      100.00      100.00      100.00
June 2003 ..............................  100.00      100.00      100.00      100.00
July 2003 ..............................  100.00      100.00      100.00      100.00
August 2003 ............................  100.00      100.00      100.00      100.00
September 2003 .........................  100.00      100.00      100.00      100.00
October 2003 ...........................  100.00      100.00      100.00       92.56
November 2003 ..........................  100.00      100.00      100.00       83.15
December 2003 ..........................  100.00      100.00       97.12       74.01
January 2004 ...........................  100.00      100.00       88.89       65.14
February 2004 ..........................  100.00      100.00       80.84       56.54
March 2004 .............................  100.00       96.59       72.99       48.21
April 2004 .............................  100.00       89.31       65.32       40.15
May 2004 ...............................  100.00       82.14       57.85       32.36
June 2004 ..............................   98.61       75.16       50.63       24.65
July 2004 ..............................   91.91       68.29       43.60       17.22
August 2004 ............................   85.25       61.53       36.76       10.08
September 2004 .........................   78.62       54.89       30.03        3.23
October 2004 ...........................   72.02       48.36       23.36        0.00
November 2004 ..........................   65.47       41.94       16.90        0.00
December 2004 ..........................   58.95       35.64       10.64        0.00
January 2005 ...........................   52.47       29.35        4.59        0.00
February 2005 ..........................   46.03       23.08        0.00        0.00
March 2005 .............................   41.21       18.22        0.00        0.00
April 2005 .............................   36.49       13.50        0.00        0.00
May 2005 ...............................   31.76        8.86        0.00        0.00
June 2005 ..............................   26.92        4.30        0.00        0.00
July 2005 ..............................   22.10        0.00        0.00        0.00
August 2005 ............................   17.31        0.00        0.00        0.00
September 2005 .........................   12.54        0.00        0.00        0.00
October 2005 ...........................    7.79        0.00        0.00        0.00
November 2005 ..........................    3.07        0.00        0.00        0.00
December 2005 ..........................    0.00        0.00        0.00        0.00
January 2006 ...........................    0.00        0.00        0.00        0.00
February 2006 ..........................    0.00        0.00        0.00        0.00
March 2006 .............................    0.00        0.00        0.00        0.00
April 2006 .............................    0.00        0.00        0.00        0.00
May 2006 ...............................    0.00        0.00        0.00        0.00
June 2006 ..............................    0.00        0.00        0.00        0.00
July 2006 ..............................    0.00        0.00        0.00        0.00
August 2006 ............................    0.00        0.00        0.00        0.00
September 2006 .........................    0.00        0.00        0.00        0.00
October 2006 ...........................    0.00        0.00        0.00        0.00
November 2006 ..........................    0.00        0.00        0.00        0.00
December 2006 ..........................    0.00        0.00        0.00        0.00
January 2007 ...........................    0.00        0.00        0.00        0.00
February 2007 ..........................    0.00        0.00        0.00        0.00
March 2007 .............................    0.00        0.00        0.00        0.00
April 2007 .............................    0.00        0.00        0.00        0.00
May 2007 ...............................    0.00        0.00        0.00        0.00
June 2007 ..............................    0.00        0.00        0.00        0.00

Weighted Average Life (years)(1) .......    2.64        2.31        2.00        1.72

------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

                Percentage of Original Class A-4 Principal Amount at Various Absolute Prepayment Model Percentages:

Payment Date                                0.50%    1.00%     1.50%     2.00%
------------                               ------   ------    ------    ------
Closing Date ............................  100.00%   100.00%   100.00%  100.00%
August 2002 .............................  100.00    100.00    100.00   100.00
September 2002 ..........................  100.00    100.00    100.00   100.00
October 2002 ............................  100.00    100.00    100.00   100.00
November 2002 ...........................  100.00    100.00    100.00   100.00
December 2002 ...........................  100.00    100.00    100.00   100.00
January 2003 ............................  100.00    100.00    100.00   100.00
February 2003 ...........................  100.00    100.00    100.00   100.00
March 2003 ..............................  100.00    100.00    100.00   100.00
April 2003 ..............................  100.00    100.00    100.00   100.00
May 2003 ................................  100.00    100.00    100.00   100.00
June 2003 ...............................  100.00    100.00    100.00   100.00
July 2003 ...............................  100.00    100.00    100.00   100.00
August 2003 .............................  100.00    100.00    100.00   100.00
September 2003 ..........................  100.00    100.00    100.00   100.00
October 2003 ............................  100.00    100.00    100.00   100.00
November 2003 ...........................  100.00    100.00    100.00   100.00
December 2003 ...........................  100.00    100.00    100.00   100.00
January 2004 ............................  100.00    100.00    100.00   100.00
February 2004 ...........................  100.00    100.00    100.00   100.00
March 2004 ..............................  100.00    100.00    100.00   100.00
April 2004 ..............................  100.00    100.00    100.00   100.00
May 2004 ................................  100.00    100.00    100.00   100.00
June 2004 ...............................  100.00    100.00    100.00   100.00
July 2004 ...............................  100.00    100.00    100.00   100.00
August 2004 .............................  100.00    100.00    100.00   100.00
September 2004 ..........................  100.00    100.00    100.00   100.00
October 2004 ............................  100.00    100.00    100.00    95.26
November 2004 ...........................  100.00    100.00    100.00    86.34
December 2004 ...........................  100.00    100.00    100.00    77.85
January 2005 ............................  100.00    100.00    100.00    69.77
February 2005 ...........................  100.00    100.00     98.21    62.13
March 2005 ..............................  100.00    100.00     91.48    55.59
April 2005 ..............................  100.00    100.00     85.00    49.39
May 2005 ................................  100.00    100.00     78.74     0.00
June 2005 ...............................  100.00    100.00     72.68     0.00
July 2005 ...............................  100.00     99.75     66.84     0.00
August 2005 .............................  100.00     93.51     61.21     0.00
September 2005 ..........................  100.00     87.38     55.80     0.00
October 2005 ............................  100.00     81.39     50.61     0.00
November 2005 ...........................  100.00     75.51     45.63     0.00
December 2005 ...........................   97.68     69.77      0.00     0.00
January 2006 ............................   91.03     64.15      0.00     0.00
February 2006 ...........................   84.42     58.67      0.00     0.00
March 2006 ..............................   77.84     53.31      0.00     0.00
April 2006 ..............................   72.48     48.87      0.00     0.00
May 2006 ................................   67.16     44.54      0.00     0.00
June 2006 ...............................   61.86      0.00      0.00     0.00
July 2006 ...............................   56.60      0.00      0.00     0.00
August 2006 .............................   51.44      0.00      0.00     0.00
September 2006 ..........................   46.31      0.00      0.00     0.00
October 2006 ............................    0.00      0.00      0.00     0.00
November 2006 ...........................    0.00      0.00      0.00     0.00
December 2006 ...........................    0.00      0.00      0.00     0.00
January 2007 ............................    0.00      0.00      0.00     0.00
February 2007 ...........................    0.00      0.00      0.00     0.00
March 2007 ..............................    0.00      0.00      0.00     0.00
April 2007 ..............................    0.00      0.00      0.00     0.00
May 2007 ................................    0.00      0.00      0.00     0.00
June 2007 ...............................    0.00      0.00      0.00     0.00

Weighted Average Life (years)(1).........    4.02      3.66      3.19     2.68

---------

(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

                 Percentage of Original Class B Principal Amount
                at Various Absolute Prepayment Model Percentages:

Payment Date                         0.50%      1.00%      1.50%     2.00%
------------                        ------     ------     ------     ------
Closing Date......................  100.00%    100.00%    100.00%    100.00%
August 2002.......................  100.00     100.00     100.00     100.00
September 2002....................  100.00     100.00     100.00     100.00
October 2002......................  100.00     100.00     100.00     100.00
November 2002.....................  100.00     100.00     100.00     100.00
December 2002.....................  100.00     100.00     100.00     100.00
January 2003......................  100.00     100.00     100.00      95.71
February 2003.....................  100.00     100.00      98.44      73.99
March 2003........................  100.00     100.00      74.65      70.56
April 2003........................  100.00      75.97      71.71      67.21
May 2003..........................  100.00      73.45      68.82      63.94
June 2003.........................   75.68      70.95      65.98      60.74
July 2003.........................   73.53      68.49      63.19      57.61
August 2003.......................   71.38      66.06      60.46      54.56
September 2003....................   69.25      63.65      57.78      51.59
October 2003......................   67.12      61.28   .  55.15      48.70
November 2003.....................   65.01      58.94      52.58      45.89
December 2003.....................   62.90      56.64      50.06      43.15
January 2004......................   60.80      54.36      47.60      40.50
February 2004.....................   58.72      52.12      45.20      37.93
March 2004........................   56.64      49.91      42.85      35.43
April 2004........................   54.58      47.73      40.55      33.02
May 2004..........................   52.53      45.58      38.32      30.70
June 2004.........................   50.51      43.50      36.16      28.39
July 2004.........................   48.51      41.44      34.06      26.17
August 2004.......................   46.51      39.42      32.01      24.03
September 2004....................   44.53      37.43      30.00      21.98
October 2004......................   42.56      35.48      28.00      20.02
November 2004.....................   40.60      33.56      26.07      18.14
December 2004.....................   38.65      31.68      24.20      16.36
January 2005......................   36.71      29.79      22.39      14.66
February 2005.....................   34.78      27.92      20.64      13.06
March 2005........................   33.34      26.47      19.22      11.68
April 2005........................   31.93      25.05      17.86      10.38
May 2005..........................   30.51      23.66      16.55       0.00
June 2005.........................   29.07      22.30      15.27       0.00
July 2005.........................   27.63      20.96      14.05       0.00
August 2005.......................   26.19      19.65      12.86       0.00
September 2005....................   24.76      18.36      11.73       0.00
October 2005......................   23.35      17.10      10.63       0.00
November 2005.....................   21.93      15.87       9.59       0.00
December 2005.....................   20.53      14.66       0.00       0.00
January 2006......................   19.13      13.48       0.00       0.00
February 2006.....................   17.74      12.33       0.00       0.00
March 2006........................   16.36      11.20       0.00       0.00
April 2006........................   15.23      10.27       0.00       0.00
May 2006..........................   14.11       9.36       0.00       0.00
June 2006.........................   13.00       0.00       0.00       0.00
July 2006.........................   11.89       0.00       0.00       0.00
August 2006.......................   10.81       0.00       0.00       0.00
September 2006....................    9.73       0.00       0.00       0.00
October 2006......................    0.00       0.00       0.00       0.00
November 2006.....................    0.00       0.00       0.00       0.00
December 2006.....................    0.00       0.00       0.00       0.00
January 2007......................    0.00       0.00       0.00       0.00
February 2007.....................    0.00       0.00       0.00       0.00
March 2007........................    0.00       0.00       0.00       0.00
April 2007........................    0.00       0.00       0.00       0.00
May 2007..........................    0.00       0.00       0.00       0.00
June 2007.........................    0.00       0.00       0.00       0.00

Weighted Average Life (years)(1)      2.22       1.95       1.69       1.44
------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.